Rule 497(d)

                                        FT 418

                       NASDAQ 100(r) SECURITIES PORTFOLIO SERIES

                 Supplement to the Prospectus dated March 23, 2000

Notwithstanding anything to the contrary in the Prospectus, Unit holders who acquire Units of NASDAQ 100 Securities Portfolio Series, which, as a result of a reduction in the aggregate underlying value of the Securities, are not subject to an initial sales charge will be subject to the maximum remaining deferred sales charge (initially $.225 per Unit). In such case, the maximum sales charge may exceed 3.25% of the Public Offering Price per Unit for NASDAQ 100 Securities Portfolio Series, but in no event will the maximum sales charge exceed 3.75% of the Public Offering Price per Unit for NASDAQ 100 Securities Portfolio Series.

April 14, 2000